UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K/A

(Amendment No. 2)

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2015

GTJ REIT, INC.

(Exact name of registrant as specified in its charter)

______________

Maryland	333-136110	20-5188065
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

60 Hempstead Avenue, West Hempstead, New York 11552

(Address of Principal Executive Office) (Zip Code)

(516) 693-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 (“Amendment No. 2”) to GTJ REIT, Inc.’s Current Report on Form 8-K originally filed with the Securities and Exchange Commission on March 17, 2015 (the “Original Filing”) is being made for the sole purpose of including under Item 9.01 certain exhibits in connection with the acquisition of six properties in Piscataway, New Jersey. The purpose of this Amendment No. 2 is to provide audited financial statements required by part (a) of Item 9.01 of Form 8-K and certain pro forma financial information required by part (b) of Item 9.01 of Form 8-K. Except as described herein, the information contained in the Original Filing, as subsequently amended, has not been updated or amended, and the Company undertakes no obligation to update or revise the information set forth herein, whether as a result of new information, changed circumstances or future events or for any other reason.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Properties Acquired.

Audited Combined Statement of Revenues and Certain Expenses as of and for the year ended December 31, 2014 are furnished as Exhibit 99.1 to this Amendment No. 2 and are incorporated into this Item 9.01(a) by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma financial information as of and for the year ended December 31, 2014 is furnished as Exhibit 99.2 to the Amendment No. 2 and is incorporated into this Item 9.01(b) by reference.

(d)Exhibits

99.1	Combined Audited Financial Statements as of and for the year ended December 31, 2014 (filed herewith).
99.2	Unaudited pro forma financial information as of and for the year ended December 31, 2014 (filed herewith).

23.1Auditor Consent (filed herewith).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

GTJ REIT, Inc. and Subsidiaries

West Hempstead, New York

We have audited the accompanying combined statement of revenue and certain expenses of the properties located at 11 Constitution Avenue, Piscataway, NJ, 21 Constitution Avenue, Piscataway, NJ, 4 Corporate Place, Piscataway, NJ, 8 Corporate Place, Piscataway, NJ, and 1110 Centennial Avenue, Piscataway, NJ (collectively, the “Piscataway Portfolio”) for the year ended December 31, 2014.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the combined statement of revenue and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined statement of revenue and certain expenses that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the combined statement of revenue and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined statement of revenue and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined statement of revenue and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined statement of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined statement of revenue and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of the Piscataway Portfolio for the year ended December 31, 2014, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and for inclusion in a Current Report on Form 8-K/A of GTJ REIT, Inc. as described in Note 2 to the combined statement of revenue and certain expenses and is not intended to be a complete presentation of the Piscataway Portfolio’s revenues and expenses.

/s/BDO USA, LLP

New York, New York

May 29, 2015

Piscataway Portfolio

Combined Statement of Revenue and Certain Expenses

(Amounts in Thousands)

Year Ended December 31,
2014
Revenues:
Property Rentals & Tenant Reimbursements	$5,420
Expenses:
Real Estate Taxes	1,202
Repairs and Maintenance	44
Insurance	35
Utilities	7
Other	2
Total expenses	1,290
Revenues in Excess of Expenses	$4,130

See Independent Auditors report and accompanying notes to the Combined Statement of Revenue and Certain Expenses

Piscataway Portfolio

Notes to Combined Statement of Revenue and Certain Expenses

1.	Organization

The Piscataway Portfolio consists of six commercial properties, located in Piscataway, New Jersey totaling approximately 682,000 square feet.

GTJ REIT, Inc. (“GTJ” or the “Company”) is a fully integrated, self-administered and self-managed real estate investment trust engaged in the acquisition, ownership, and management of 39 commercial properties in New York, New Jersey and Connecticut.

On March 13, 2015, GTJ completed the acquisition of the Piscataway Portfolio for an aggregate purchase price of $63.77 million.  As a result of the acquisition, GTJ now owns a total of 45 properties consisting of approximately 5.3 million square feet of office and industrial properties on approximately 335 acres of land in New York, New Jersey and Connecticut.

2.	Basis of Presentation

The accompanying combined statement of revenues and certain expenses (the “Combined Statement”) has been prepared for the purpose of complying with the applicable rules and regulations of the Securities and Exchange Commission, Regulation S-X, Rule 3-14 and for inclusion in a Current Report on Form 8-K/A of GTJ. The Combined Statement is not intended to be a complete presentation of the revenues and expenses of the Piscataway Portfolio. Accordingly, the Combined Statement excludes depreciation and amortization of intangible assets and liabilities, and asset management fees not directly related to the future operations of the Piscataway Portfolio.

Use of Estimates

The preparation of the Combined Statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates, judgments, and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period.  It is reasonably possible that the judgments and estimates could change and that actual results could differ from these estimates.

Revenue Recognition

Minimum rental revenue is recognized in accordance with ASC 840-20-25, which requires that revenue be recognized on a straight-line basis over the term of the lease unless another systematic and rational basis is more representative of the time pattern in which the use benefit is derived from the leased property.  The properties are being leased to tenants under operating leases.

The tenants in the Piscataway Portfolio have operating leases with expiration dates ranging from May 2016 to February 2025. The minimum rentals due under the leases are generally subject to scheduled fixed rent increases or adjustments. The leases generally also require that the tenants reimburse the Company for the tenants pro rata share of certain operating costs and real estate taxes. Future minimum rents to be received over the next five years and thereafter for noncancelable operating leases in effect at December 31, 2014 are as follows:

2015	$4,679
2016	4,508
2017	4,394
2018	4,409
2019	3,398
Thereafter	4,926
Total	$26,314

Income Taxes

The Piscataway Portfolio was organized as a series of limited liability companies that were treated as partnerships for income tax purposes. Income and losses flow through to the individual members of each limited liability company and are not included in the accompanying Combined Statement.

GTJ REIT, Inc.

Pro Forma Consolidated Financial Statements

(Unaudited)

On March 13, 2015, GTJ REIT, Inc. (the “Company”) acquired the Piscataway Portfolio for an aggregate purchase price of $63.77 million.  As a result of this transaction, the Company now owns 45 properties totaling approximately 5.3 million square feet on approximately 335 acres of land in New York, New Jersey and Connecticut.

The following unaudited pro forma consolidated balance sheet of the Company as of December 31, 2014, has been prepared as if the acquisition of the Portfolio had been completed on December 31, 2014. The unaudited pro forma consolidated statement of income for the year ended December 31, 2014 is presented as if the acquisition had been completed on January 1, 2014.

These unaudited pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

The unaudited pro forma consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management; however, such statements do not purport to represent what the Company’s financial position and results of operations would have been assuming the completion of the acquisition on December 31, 2014, nor do they purport to project the Company’s financial position and results of operations at any future date or for any future period.

In the opinion of the Company’s management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma consolidated financial statements.

GTJ REIT, INC. AND SUBSIDIARIES

PRO FORMA – UNAUDITED CONSOLIDATED BALANCE SHEET

As of December 31, 2014

(Amounts in thousands, except share data)

		Purchase of	GTJ REIT, Inc.
	GTJ REIT, Inc.	Piscataway	Pro Forma as
	Historical	Portfolio	Adjusted
ASSETS
Real estate, at cost:
Land	$171,958	$12,754	$184,712
Buildings and improvements	196,290	51,016	247,306
Total real estate, at cost	368,248	63,770	432,018
Less: accumulated depreciation and amortization	(28,317)	-	(28,317)
Net real estate held for investment	339,931	63,770	403,701
Cash and cash equivalents	8,299	-	8,299
Rental income in excess of amount billed	13,747	-	13,747
Acquired lease intangible assets, net	15,619	-	15,619
Assets of discontinued operations	139	-	139
Other assets	17,022	-	17,022
Total assets	$394,757	$63,770	$458,527
LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$201,280	$63,770	$265,050
Revolving credit facility	43,841	—	43,841
Accounts payable and accrued expenses	1,751	-	1,751
Dividends payable	1,098	-	1,098
Acquired lease intangible liabilities, net	7,846	-	7,846
Liabilities of discontinued operations	2,098	-	2,098
Other liabilities	4,178	-	4,178
Total liabilities	262,092	63,770	325,862
Commitments and contingencies
Equity:
Series A, Preferred stock, $.0001 par value; 10,000,000 shares authorized; none issued and outstanding	—	—	—
Series B, Preferred stock, $.0001 par value; non-voting; 6,500,000 shares authorized; none issued and outstanding	—	—	—
Common stock, $.0001 par value; 100,000,000 shares authorized; 13,729,228 and 13,678,704 shares issued and outstanding at December 31, 2014 and December 31, 2013, respectively	1	-	1
Additional paid-in capital	138,857	-	138,857
Distributions in excess of net income	(82,069)	-	(82,069)
Total stockholders’ equity	56,789	-	56,789
Noncontrolling interest	75,876	-	75,876
Total equity	132,665	-	132,665
Total liabilities and equity	$394,757	$63,770	$458,527

GTJ REIT, INC. AND SUBSIDIARIES

PRO FORMA – UNAUDITED CONSOLIATED STATEMENT OF OPERATIONS

As of December 31, 2014

(Amounts in thousands, except share data)

	GTJ REIT Historical	Purchase Piscataway	GTJ REIT, Inc. Pro Forma
	2014	Portolio	As Adjusted
Revenues:
Rental income	$33,406	$4,387	37,793
Tenant reimbursements	5,936	1,510	7,446
Total revenues	39,342	5,897	45,239
Expenses:
General and administrative	6,064	34	6,098
Acquisition costs	1,006	-	1,006
Property operating expenses	7,743	1,616	9,359
Depreciation and amortization	9,428	1,275	10,703
Total expenses	24,241	2,925	27,166
Operating income	15,101	2,972	18,073
Interest expense	(9,918)	(1,564)	(11,482)
Other	(31)	-	(31)
Income (loss) from continuing operations	5,152	1,408	6,560
Discontinued Operations:
Loss from discontinued operations	(276)	-	(276)
Net income	4,876	1,408	6,284
Net income attributable to noncontrolling interest	1,641	469	2,110
Net income (loss) attributable to common stockholders	$3,235	$939	$4,174
Income (loss) per common share attributable to common stockholders-basic and diluted:
Income from continuing operations, net of noncontrolling interest	$0.26	$0.07	$0.33
Loss from discontinued operations	$(0.02)	$-	$(0.02)
Income attributable to common stockholders	$0.24	$0.07	$0.31
Weighted average common shares outstanding-basic and diluted	13,707,844	13,707,844	13,707,844

Basis of Pro Forma Presentation

GTJ REIT, Inc. (“GTJ”) is a fully integrated self-administered and self-managed real estate investment trust, engaged in the acquisition, ownership and management of 39 real properties in New York, New Jersey and Connecticut.

On March 13, 2015 GTJ acquired the Piscataway Portfolio (“Portfolio”) for an aggregate purchase price of $63.77 million. As a result of this acquisition, GTJ now owns 45 properties totaling approximately 5.3 million square feet of office and industrial properties on 335 acres of land in New York, New Jersey and Connecticut.

The consolidated financial statements include the consolidated accounts of GTJ and the acquisition of the Portfolio.

(1)	The notes to the pro forma consolidated balance sheet for the year ended December 31, 2014 reflect the following:

Purchase Price Allocation

The Company has allocated the purchase price between land and building at the date of acquisition.

Mortgage Notes Payable

Relates to the mortgage notes payable in connection with the Company’s acquisition of the Portfolio.  The Company completed a $39.1 million financing (the “Allstate Loan”) from Allstate Life Insurance Company, Allstate Life Insurance Company of New York, and American Heritage Life Insurance Company. The Allstate Loan is a 10-year secured term loan. During the first three years of the term of the loan, it requires interest only payments at the rate of 4% per annum.  Following such period until the loan matures on April 1, 2025, interest payments will be based on a 30-year amortization schedule. In addition, a portion of the purchase price was funded using $25.5 million of proceeds from the refinancing of the Company’s property portfolio in February 2015.

(2)	The notes to the pro forma consolidated income statement for the year ended December 31, 2014 reflect the following:

Depreciation

Depreciation was calculated based on building improvements acquired as a result of the acquisition using an estimated useful life of forty years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GTJ REIT, Inc. By: /s/ Louis Sheinker Louis Sheinker, President and COO

Date: May 29, 2015